                                                                   EXHIBIT 4.01


                        THE COMMONWEALTH OF MASSACHUSETTS

                                 KEVIN H. WHITE

                          Secretary of the Commonwealth

                                   STATE HOUSE
                                  BOSTON, MASS.

                            ARTICLES OF ORGANIZATION

              We, Sylvia M. Sherriff, Lida P. Underhill, Burton L. Williams and John M. Barnes, Jr. being a majority of the directors of Analog Devices, Inc. elected at its first meeting, in compliance with the requirements of General Laws, Chapter 156, Section 10, hereby certify that the following is a true copy of the agreement of association to form said corporation, with the names of the subscribers thereto:

              We, whose names are hereto subscribed, do, by this agreement, associate ourselves with the intention of forming a corporation under the provisions of General Laws, Chapter 156.

              The name by which the corporation shall be known is Analog Devices, Inc.

              The location of the principal office of the corporation in Massachusetts is to be in the city Cambridge, and outside Massachusetts,

                [The business address of the corporation is to be

                   221 Fifth Street, Cambridge, Massachusetts

     ----------------------------------------------------------------------
     Street and number (if office building, give room number), city or town.

              If such business address is not yet determined, give the name and business address of the treasurer or other officer to receive mail.

         ------------------------------------------------------------------
         ------------------------------------------------------------------

         Name and title of officer to receive mail and his complete business address

              The purpose for which the corporation is formed and the nature of the business to be transacted by it are as follows:

              To carry on a general manufacturing and merchandising business and any business incidental thereto or in any way connected therewith, including, but without limiting the generality of the foregoing purpose, the trade or business of producing, manufacturing, adapting, preparing, forming, processing, treating, finishing, converting, testing, and otherwise acquiring, owing, holding, consuming, disposing of and dealing in, and in interests in, electronic devices and components and any and all other goods, articles, materials, equipment, compounds or substances required for, or convenient in connection with or incidental to any of the foregoing, and any other trade or business which can conveniently be carried on in conjunction with any of the matters aforesaid or in or upon the premises of the corporation.

              To apply for, purchase or in any manner to acquire, outright or by way of lease, license or otherwise, patents, trademarks, trade names, copyrights, secret processes, inventions, formulae, and improvements of any and every nature which may be necessary, convenient, incidental or advantageous to the Corporation or for effecting any of its purposes; and to grant or license the same to others.

              To construct, lease, purchase or otherwise acquire real estate and personal property of any nature, or any interest therein, without limit as to amount or value, reasonably necessary or convenient for effecting or furthering any or all of the purposes and powers of the Corporation. To purchase, lease or otherwise acquire, in whole or in part, as a going concern or otherwise, the business, good-will, rights, franchises, stocks, bonds or other securities issued by, and the property of every kind, and assume the whole or any part of the liabilities of, any person, firm, association or Corporation engaged in or authorized to conduct any business identical with or similar to any business authorized to be conducted by this Corporation or owning property necessary or suitable for its purposes, and to exercise all powers necessary or incidental to the conduct of such business. To hold, own, use, manage, operate, improve, lease, license, mortgage, sell, dispose of or otherwise turn to account or deal with all or any part of the property of the Corporation or any interest therein.

              Insofar as may be permitted by law, to borrow money or otherwise incur indebtedness or liability for effecting any of its corporate purposes or powers; to make, accept, indorse, execute and issue promissory notes, bills of exchange, bonds, debentures or other obligations from time to time, for the purchase of property, or for effecting any of its corporate purposes or powers; and, if deemed proper, to secure the payment of any such obligations by mortgage, pledge, deed of trust, or other hypothecation of any or all of the property of the Corporation. Insofar as may be permitted by law, to purchase, or otherwise acquire shares of its capital stock or its bonds, debentures or other obligations and to hold, reissue, resell, exchange, mortgage, pledge hypothecate, dispose of, cancel, retire or redeem the same.

              Insofar as may be permitted by law, to enter into, make, perform and carry out contracts of any kind with, and to act as agent for, any person, firm, association or corporation, whether private, public, quasi-public or municipal, or body politic, whether foreign or domestic, and with and for any domestic or foreign state or government or territory or colony thereof. To conduct its business in all branches, so far as permitted by law, in the Commonwealth of Massachusetts, and in any other commonwealth or state in or of the United States, and in any Territory, district, dependency, colony or possession thereof, and in any foreign country, and to maintain offices and agencies in any part of the world, either within or without the Commonwealth of Massachusetts, and to purchase, hold, mortgage, convey, lease, sell or otherwise dispose of and deal with real and personal property in any such place or places.

              In furtherance and not in limitation of these purposes and powers, to do any and all things and exercise any and all powers necessary, convenient or advisable to accomplish one or more of the purposes of the Corporation, or which shall at any time appear to be for the benefit of the Corporation in connection therewith, which may now or hereafter be lawful for the Corporation to do or exercise under and in pursuance of the laws of the Commonwealth of Massachusetts, but in no way to carry on the business of a real estate corporation as provided in G.L. Ch. 56-S.7.

              To guarantee loans and other obligations of any person, firm or corporation, in which the Corporation has a financial interest.


              The total capital stock to be authorized is as follows:

                   WITHOUT PAR VALUE       WITH PAR VALUE

                   -----------------       --------------

         CLASS OF      NUMBER OF      NUMBER OF      PAR VALUE      AMOUNT
         STOCK         SHARES         SHARES

         ------------------------------------------------------------------
         Preferred     None           None           None           None
         ------------------------------------------------------------------

         Common        7,500          None           None           None
         ------------------------------------------------------------------


         Restrictions, if any, imposed upon the transfer of shares:

              Any stockholder, including the heirs, assigns, executors or administrators of a deceased stockholder, desiring to sell or transfer any stock owned by him or them, shall first offer it to the corporation through the Board of Directors, in the manner following:

              He shall notify the directors of his desire to sell or transfer by notice in writing, which notice shall contain the price at which he is willing to sell or transfer and the name of one arbitrator. The Directors shall within thirty (30) days thereafter either accept the offer, or by notice to him in writing name a second arbitrator, and these two shall name a third. It shall then be the duty of the arbitrators to ascertain the value of the stock, and if any arbitrator shall neglect or refuse to appear at any meeting appointed by the arbitrators, a majority may act in the absence of such arbitrator.

              After the acceptance of the offer, or the report of the arbitrators as to the value of the stock, the directors shall have thirty days within which to purchase the same at such valuation, but if at the expiration of thirty days, the corporation shall not have exercised the rights so to purchase, the owner of the stock shall be at liberty to dispose of the same in any manner he may see fit.

              No shares of stock shall be sold or transferred on the books of the corporation until these provisions have been complied with, but the Board of Directors may in any particular instance waive the requirement.

              A DESCRIPTION OF THE DIFFERENT CLASSES OF STOCK, IF THERE ARE TO BE TWO OR MORE CLASSES, AND A STATEMENT OF THE TERMS ON WHICH THEY ARE TO BE CREATED AND OF THE METHOD OF VOTING THEREON:

              OTHER LAWFUL PROVISIONS, IF ANY, FOR THE CONDUCT AND REGULATION OF THE BUSINESS OF THE CORPORATION, FOR ITS VOLUNTARY DISSOLUTION, OR FOR LIMITING, DEFINING, OR REGULATING THE POWERS OF THE CORPORATION, OR OF ITS DIRECTORS OR STOCKHOLDERS, OR OF ANY CLASS OF STOCKHOLDERS:

         [IF SEVEN DAY'S NOTICE IS GIVEN, COMPLETE THE FOLLOWING PARAGRAPH.]


                     THE FIRST MEETING SHALL BE CALLED BY OF

             [IF NOTICE IS WAIVED, FILL IN THE FOLLOWING PARAGRAPH.]

              We hereby waive all requirements of the General Laws of Massachusetts for notice of the first meeting of the incorporators for the purpose of organization, and appoint the 18th day of January, 1965, at 10:00 o'clock A.M., at Room 522, 80 Federal Street, Boston, Massachusetts as the time and place for holding such first meeting.

              The names and residences of the incorporators and the amount of stock subscribed for by each are as follows:
                               DOMICIL
                NAME           ACTUAL PLACE OR            AMOUNT OF STOCK
          FIRST NAME MUST BE   RESIDENCE                  SUBSCRIBED FOR
           WRITTEN IN FULL     MUST BE GIVEN           PREFERRED     COMMON

         Sylvia M. Sherriff    28 Dow Avenue               0            0
                               Arlington, Mass.

         Lida P. Underhill     56 South Russell Street     0            0
                               Boston, Mass.

         Burton L. Williams    17 Dane Road                0            0
                               Lexington, Mass.

         John M. Barnes, Jr.   15 Oak Street               0            0
                               Marblehead, Mass.


              IN WITNESS WHEREOF we hereto sign our names, this 18th day of January, 1965.

                                  /s/
                                  ---------------------------------------
                                  Sylvia M. Sherriff

                                  /s/
                                  ---------------------------------------
                                  Lida P. Underhill

                                  /s/
                                  ---------------------------------------
                                  Burton L. Williams

                                  /s/
                                  ---------------------------------------
                                  John M. Barnes, Jr.

         And we further certify that:

              The first meeting of the subscribers to said agreement was held on the 18th day of January 1965.

              The amount of capital stock now to be issued is as follows:
         ------------------------------------------------------------------
                                NUMBER OF SHARES
         CLASS OF STOCK         WITHOUT PAR VALUE         WITH PAR VALUE

         ------------------------------------------------------------------
         Preferred                      0                       0
         ------------------------------------------------------------------

         Common                        95                       0
         ------------------------------------------------------------------





                                                      Preferred      Common

         ------------------------------------------------------------------
         TO BE PAID FOR:
              IN CASH:
                   In full                                             27
                   By installments
                   Amount of installment to be paid before commencing
                   business
              IN PROPERTY:
                REAL ESTATE
                   Location
                   Area

              PERSONAL PROPERTY:
                   Accounts receivable
                   Notes receivable
                   Merchandise
                   Supplies
                   Securities                                          68
                   Machinery
                   Motor vehicles and trailers
                   Equipment and tools
                   Furniture and fixtures
                   patent rights
                   Trademarks
                   Copyrights
                   Goodwill
         (1)IN SERVICES
         (2)IN EXPENSES

         ------------------------------------------------------------------

         (1) No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, or is in its possession as surplus; nor shall any note or evidence of indebtedness, secured or unsecured, of any person to whom stock is issued, be deemed to be payment therefor; and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

         (2) SERVICES and EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.




              The name, residence, and post office address of each of the officers of the corporation is as follows:

                                  DOMICIL                       POST OFFICE
         NAME                     ACTUAL PLACE OF               ADDRESS
                                  RESIDENCE                     HOME OR
                                  MUST BE GIVEN                 BUSINESS

         PRESIDENT
         Sylvia M. Sherriff       28 Dow Avenue                 Same
                                  Arlington, Mass.

         TREASURER
         Matthew Lorber           60 Brattle Street             Same
                                  Cambridge, Mass.

         CLERK
         Burton L. Williams       17 Dane Road                  Same
                                  Lexington, Mass.

         DIRECTORS
         Sylvia M. Sherriff       28 Dow Avenue                 Same
                                  Arlington, Mass.

         Lida P. Underhill        56 South Russell St.          Same
                                  Boston, Mass.

         Burton L. Williams       17 Dane Road                  Same
                                  Lexington, Mass.

         John M. Barnes, Jr.      15 Oak St.                    Same
                                  Marblehead, Mass.


              e. We, bring a majority of the directors of Analog Devices, Inc. do hereby certify that the provisions of sections eight and nine of Chapter 156 relative to the calling and holding of the first meeting of the corporation, and the election of a temporary clerk the adoption of by-laws and the election of officers have been complied with.

              f. The final day of the corporation's fiscal year is October 31 and the date provided in the by-laws for the annual meeting is the third Wednesday of November.

              IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we hereto sign our names this 18th day of January, 1965.



                                       /s/ Sylvia M. Sheriff
                                       -----------------------------------
                                       Sylvia M. Sherriff


                                       /s/ Lida P. Underhill
                                       -----------------------------------
                                       Lida P. Underhill


                                       /s/ Burton L. Williams
                                       -----------------------------------
                                       Burton L. Williams


                                       /s/ John M. Barnes, Jr.
                                       -----------------------------------
                                       John M. Barnes, Jr.

                        THE COMMONWEALTH OF MASSACHUSETTS

                            ARTICLES OF ORGANIZATION

                      GENERAL LAWS, CHAPTER 156, SECTION 10

                      =====================================

              I hereby certify that, upon an examination of the within-written articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization of corporations have been complied with, and I hereby approve said articles and cause them to be recorded and filed when validated.


                               /s/ Kevin H. White

                          Secretary of the Commonwealth

                       THE COMMONWEALTH OF MASSACHUSETTS

                                 Kevin H. White

                          Secretary of the Commonwealth

                           State House, Boston, Mass.

                             ISSUE OF CAPITAL STOCK

         This certificate must be submitted to the Secretary of the Commonwealth within thirty days after the date of the vote of the directors, in accordance with General Laws, Chapter 156, Section 16.

         The filing fee to accompany this Certificate is $25.00. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

                                ----------------

         We, Sylvia M. Sherriff, President, Matthew Lorber, Treasurer

         Sylvia M. Sherriff, Lida P. Underhill, John M. Barnes, Jr. and Burton L. Williams, being a majority of the directors of ANALOG DEVICES, INC.

         located at 221 Fifth Street, Cambridge, Massachusetts in compliance with the provision of General Laws, Chapter 156, Section 16, do hereby certify that at a meeting of the stockholders of the corporation held on March 10, 1965 it was voted to issue five shares of Class A Common and one hundred shares of Class B Common shares without par value of its authorized capital stock, this amount being in addition to amounts previously issued and the certificates therefor filed in the office of the Secretary of the Commonwealth; and that

                                            (  None shares preferred
         The total amount of capital stock  (  None shares common
           authorized is                    (7,500  common shares without
                        (3750a and 3750b)   (          par value

                                       ( None  shares preferred
         The amount of capital stock   ( None shares common
           already issued for cash     ( None shares without par
           payable by installments is  (      value

                                       ($ None  paid on preferred stock
         The amount paid thereon is    ($ None paid on common stock
                                       ($ None paid on shares without
            $__________________        (       par value

                                       (  None  shares preferred
         The amount of fully paid stock(  None shares common
           already issued for cash is  (  27 common a shares without
                                       (       par value

                                       (  None  shares preferred
              for property is          (  None  shares common
                                       (  68 common a shares without
                                            par value

                                            (  None  shares preferred
              for services and expenses is  (  None  shares common
                                            (  None  shares without
                                                 par value

         We further certify that the amount of additional capital stock to be issued for cash, property, services, or expenses is:

                   WITH PAR VALUE           (  None  shares preferred

                   $                        (  None  shares common
                   ---------------
         Amount of additional issue         (  None  shares preferred
                   WITHOUT PAR VALUE        (  105   shares common

         ------------------------------------------------------------------



         TO BE PAID FOR:                               PREFERRED     COMMON
              IN CASH:
                   In full.........................       27
                   By installments.................
                   Amount of first installment.....
              IN PROPERTY:
                   REAL ESTATE:
                   Location........................
                   Area............................

              PERSONAL PROPERTY:
                   Accounts receivable.............
                   Notes receivable................
                   Merchandise.....................
                   Supplies........................
                   Securities......................       78


                   Machinery.......................
                   Motor vehicles and trailers.....
                   Equipment and tools.............
                   Furniture and fixtures..........
                   Patent rights...................
                   Trademarks.....................
                   Copyrights......................
                   Goodwill........................
                   Stock Dividend .................
                   (Show Balance Sheet on Page 3)
              (2)IN SERVICES.......................
              (2)IN EXPENSES.......................

         ---------------------------------------------------------------

         (1) No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, or is in its possession as surplus; nor shall any note or evidence of indebtedness, secured or unsecured, of any person to whom stock is issued, be deemed to be payment therefor; and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

         (2) SERVICES AND EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this tenth day of March in the year 1965.


                                       /s/ Sylvia M. Sherriff
                                       --------------------------------
                                       Sylvia M. Sherriff


                                       /s/ Matthew Lorber
                                       ---------------------------------
                                       Matthew Lorber


                                       /s/ Lida P. Underhill
                                       ---------------------------------
                                       Lida P. Underhill

                                       /s/ John M. Barnes, Jr.
                                       ---------------------------------
                                       John M. Barnes, Jr.


                                       /s/ Burton L. Williams
                                       ---------------------------------
                                       Burton L. Williams

                        THE COMMONWEALTH OF MASSACHUSETTS

                             ISSUE OF CAPITAL STOCK

                      GENERAL LAWS, CHAPTER 156, SECTION 16








         I hereby and herewith approve and file the within certificate this tenth day of March 1965.



                                            /s/ Kevin H. White
                                            Secretary of the Commonwealth

                        THE COMMONWEALTH OF MASSACHUSETTS

                     DEPARTMENT OF CORPORATION AND TAXATION

                        240 State House, Boston 33, Mass.

                             ISSUE OF CAPITAL STOCK

         This certificate must be submitted to the Commissioner of Corporation and Taxation within thirty days after the date of the vote of the directors, in accordance with General Laws, Chapter 156, Section 16.

         The filing fee to accompany this Certificate is $25.00. Make check payable to THE COMMONWEALTH OF MASSACHUSETTS.

                                ----------------

         We, MATTHEW LORBER, President, RAYMOND STATA, Treasurer

         MATTHEW LORBER
         RAYMOND STATA
         SYLVIA M. SHERRIFF

                             being a majority of the directors of

                              ANALOG DEVICES, INC.

         located at 221 Fifth Street, Cambridge, Massachusetts in compliance with the provision of General Laws, Chapter 156, Section 16, do hereby certify that at a meeting of the directors of the directors of the corporation held on the twenty-fourth day of March, 1965 it was voted to issue 7 Class A Common and dollars and 7 Class B Common shares without par value of its authorized capital stock, this amount being in addition to amounts previously issued and the certificates therefor filed in the office of the Secretary of the Commonwealth; and that

                                            (  None shares preferred
         The total amount of capital stock  (  None shares common
           authorized is                    (7,500  shares without
                                                 par value)

                                            (  None  shares preferred
         The amount of capital stock already(  None  shares common
           issued for cash payable by       (  None  shares without par
           installments is                  (        value

                                       ($ None  paid on preferred stock
         The amount paid thereon is    ($ None paid on common stock $
            $                          ($ None paid on shares without
            ---------------            (       par value

                                            (  None  shares preferred
         The amount of fully paid stock     (  None  shares common
           already issued for cash is       (  54 common shares without
                                            (       par value

                                  (  None  shares preferred
              for property is     (  None  shares common
                                  (  146 common shares without
                                        par value

                                            (  None  shares preferred
              for services and expenses is  (  None  shares common
                                            (  None  shares without
                                                 par value

         We further certify that the amount of additional capital stock to be issued for cash, property, services, or expenses is:

                   WITH PAR VALUE      (  None  shares preferred
                                       (  None
                   $                   (  None  shares common
                   ---------------
         Amount of additional issue    (

                                       (  None  shares preferred
                   WITHOUT PAR VALUE   (
                                       (   14   shares common

         ------------------------------------------------------------------



         TO BE PAID FOR:                              PREFERRED    COMMON

              IN CASH:
                   In full..........................
                   By installments..................
                   Amount of first installment......

              IN PROPERTY:
                   REAL ESTATE:
                   Location.........................
                   Area.............................

                   PERSONAL PROPERTY:
                   Accounts receivable..............
                   Notes receivable.................
                   Merchandise......................
                   Supplies.........................
                   Securities.......................
                   Machinery........................
                   Motor vehicles and trailers......
                   Equipment and tools..............
                   Furniture and fixtures...........
                   Patent rights....................
                   Trademarks......................
                   Copyrights.......................
                   Goodwill.........................
                   Stock Dividend ..................
                   (Show Balance Sheet on Page 3)

              (2)IN SERVICES for consulting services in
                        the amount of $5,185.32.....        14
              (2)N EXPENSES.........................

         ----------------------------------------------------------------

         (1) No stock shall be at any time issued unless the cash, so far as due, or the property, services or expenses for which it was authorized to be issued, has been actually received or incurred by, or conveyed or rendered to, the corporation, or is in its possession as surplus; nor shall any note or evidence of indebtedness, secured or unsecured, of any person to whom stock is issued, be deemed to be payment therefor; and the president, treasurer and directors shall be jointly and severally liable to any stockholder of the corporation for actual damages caused to him by such issue.

         (2) SERVICES AND EXPENSES: Services must have been rendered and expenses incurred before stock is issued therefor. State clearly the nature of such services or expenses and the amount of stock to be issued therefor.

         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names, this twenty-fourth day of March in the year 1965.



                                       /s/ Matthew Lorber
                                       ------------------------------------
                                       Matthew Lorber

                                       /s/ Ray Stata
                                       ------------------------------------
                                       Ray Stata

                                       /s/ Sylvia M. Sherriff
                                       ------------------------------------
                                       Sylvia M. Sherriff



                        THE COMMONWEALTH OF MASSACHUSETTS

                               WRITE NOTHING BELOW





                              Analog Devices, Inc.

                        THE COMMONWEALTH OF MASSACHUSETTS

                               JOHN F. X. DAVOREN
                          SECRETARY OF THE COMMONWEALTH

                           STATE HOUSE, BOSTON, MASS.

                        RESTATED ARTICLES OF ORGANIZATION

                     GENERAL LAWS, CHAPTER 156B, SECTION 74

              This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles or organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

              We, Matthew Lorber, President and J. Barry Morrissey, Assistant clerk of

                             ANALOG DEVICES, INC.

         located at 241 Binney Street, Cambridge, Massachusetts do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted by unanimous consent on October 29, 1968, by vote of 170 shares of Class A Common out of 170 shares outstanding, and 166 shares of Class B Common Stock out of 166 shares outstanding being at least two-thirds of each class of stock outstanding and entitled to vote and of each class of series of stock adversely affected thereby:

              1.   The name by which the corporation shall be known is:
         Analog Devices, Inc.

              2. The purposes for which the corporation is formed are as follows: To manufacture, produce, assemble, fabricate, import, lease, purchase or otherwise acquire; to invest in, own, hold, use, license the use of, install, handle, maintain, service or repair; to sell, pledge, mortgage, exchange, export, distribute, lease, assign and otherwise dispose of, and generally to trade and deal in and with, the principal or agent, at wholesale, retail, on commission or otherwise, electronic systems, equipment and components, and electrical and electro-mechanical apparatus and equipment of all kinds and descriptions, electronics, telecommunications, communications and similar equipment of all descriptions, supplies, parts, equipment, apparatus, machinery improvements, appliances, tools, and goods, wares, merchandise, commodities, articles of commerce and property of every kind and description, and any and all products, machinery, equipment and supplies used or useful in connection therewith: and

         To have and to exercise, without limitation, all of the powers granted by Massachusetts law to business corporations, including those powers set forth in section 9 of G.L., Ch. 156B, and in any amendment thereof or addition thereto.

              3. The total number of shares and par value, if any, of each class of stock which the corporation is authorized to issue is as follows:


                 WITHOUT PAR VALUE                 WITH PAR VALUE

         ---------------------------------------------------------------------

         CLASS OF STOCK     NUMBER OF SHARES     NUMBER OF SHARES    PAR VALUE

         ---------------------------------------------------------------------
         Preferred    -----        -----            -----
         --------------------------------------------------------

         Common       -----        1,500,000        $.25

         --------------------------------------------------------


              *4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

                                              None.

              *5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

                                              None.

              *6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

                           See continuation sheet, items 6A through 6C.

         6A.  INDEMNIFICATION.

              The Corporation shall indemnify any and all of its directors or officers or former directors or officers or any person who may have served at its request as a director or officer of another corporation (and his heirs or personal representatives) in which it owns shares of capital stock or of which it is a creditor against expenses, including the amount of any judgement, payment in settlement, and attorney's fees, actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding in which they, or any of them are made parties, or a party, by reason of being or having been directors or officers or a director or officer of the Corporation, or of such other corporation, except in relation to matters as to which any such director or officer or former director or officer or person shall be adjudged in such action, suit or proceeding (or by independent counsel, if the matter is settled or compromised) not to have acted in good faith in the performance of duty.

         6B.  STOCKHOLDERS' MEETINGS

              Meetings of Stockholders of the Corporation may be held any where in the United States.

         6C.  AMENDMENT OF BY-LAWS

              The power to make, amend or repeal by-laws shall be in the Stockholders, provided, however, that the by-laws may provide that the directors may make, amend or repeal the by-laws in whole or in part, except with respect to any provisions thereof which according to law, the Articles of Organization or by-laws requires action by the Stockholders.

              *We further certify that the foregoing restated articles of organization effect no amendments to the articles or organization of the corporation as heretofore amended, except amendments to the following articles 2, 3, 4, 5 and 6. (*If there are no such amendments, state "None".)

         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 30th day of October, in the year 1968.

         /s/ Matthew Lorber                               President
         -------------------------------------------

         /s/ Barry Morrissey                              Assistant Clerk
         -------------------------------------------

                                THE COMMONWEALTH OF MASSACHUSETTS

                                RESTATED ARTICLES OF ORGANIZATION
                             (General Laws, Chapter 156B, Section 74)

                                  I hereby approve the within restated articles
                             of organization and the filing fee in the amount of $850.00 having been paid, said articles are deemed to have been filed with me this 31st day of October, 1968.




                                        /s/ John T. X. Davoren

                                        Secretary of the Commonwealth
                                        State House, Boston, Mass.








         Return to:     J. Barry Morrissey, Esq.
                        Hale and Dorr
                        60 State Street
                        Boston, Massachusetts

                               THE COMMONWEALTH OF MASSACHUSETTS

                                        JOHN F.X. DAVOREN

                                  Secretary of the Commonwealth
                                    STATE HOUSE, BOSTON, MASS.

                                      ARTICLES OF AMENDMENT

                              General Laws, Chapter 156B, Section 72


              This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section
         114.  Make check payable to the Commonwealth of Massachusetts.

                                         ---------------

              We, Emil B. Rechsteiner, President and Paul P. Brountas, clerk of

                                ANALOG DEVICES, INC.

         located at 241 Binney Street, Cambridge, Massachusetts do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on January 24, 1969, by vote of 766,278 shares of Common Stock out of 791,556 shares outstanding,



         CROSS OUT      being at least two-thirds of each class outstanding

         INAPPLICABLE   and entitled to vote thereon and of each class or

         CLAUSE series of stock whose rights are adversely affected thereby:



                    See continuation sheets 2A, 2B and 2C hereto.

         FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

                                       (_________ shares preferred) with
                                       (1,500,000 shares common   ) par
         The total amount of capital   (                          ) value
           stock already authorized is
                                       (_________ shares preferred) without
                                       (_________ shares common   ) par
                                       (                          ) value


                                       (  500,000 shares preferred) with
                                       (1,500,000 shares common   ) par
         The amount of additional      (                          ) value
           capital stock authorized is
                                       (_________ shares preferred) without
                                       (_________ shares common   ) par
                                       (                          ) value



          VOTED:   To amend the Articles of Organization of this corporation, as amended, by (1) increasing the authorized Common Stock, $.25 par value, of the corporation by 1,500,000 shares, (2) authorizing a new class of Preferred Stock of 500,000 shares, $1.00 par value, and (3)
          reducing the par value per share of the Common Stock of the corporation from $.25 to $.16 2/3 par value per share, so that after the effective date of this amendment the total number of shares of capital stock which the corporation shall have authority to issue shall be as follows:


          Class of Stock      Number of Shares    Par Value Per Share
          --------------      ----------------    -------------------

         Preferred Stock         500,000                 $1.00
         Common Stock          3,000,000                   .16 2/3


         FURTHER
         VOTED:    To further amend the Articles of Organization of this
         corporation, as amended, by amending Section 4 of said Articles of Organization to read as follows:

         "4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

              Rights, Preferences, Limitations and Restrictions on Capital
         Stock.

              The following is a statement of the designations and the powers, preferences and rights and the qualifications, limitations or restrictions thereof, in respect of the authorized capital stock of the corporation.

              A.   Issuance in Series.

               The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as to the relative rights and preferences referred to in paragraph B below, in respect of any or all of which there may be variations between different series, all shares of Preferred Stock shall be identical. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

              B.   Authority to Establish Variations Between Series.

               The Board of Directors is expressly authorized, subject to the limitations prescribed by law and the provisions of these Articles of Organization, to provide by adopting a vote or votes, a certificate of which shall be filed in accordance with the Business Corporation Law of the Commonwealth of Massachusetts for the issue of the Preferred Stock in one or more series, each with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof as shall be stated in the vote or votes creating such series. The authority of the Board of Directors with respect to each such series shall include without limitation of the foregoing the right to determine and fix:

               (1) the distinctive designation of such series and the number of shares to constitute such series;

               (2) The rate at which dividends on the shares of such series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative, and whether the shares of such series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so on what terms;

               (3) The right, if any, of the corporation to redeem shares of the particular series and, if redeemable, the price, terms and manner of such redemption;

               (4) The special and relative rights and references, if any, and the amount of amounts per share, which the shares of such series shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation;

               (5) the terms and conditions, if any, upon which shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or exchangeable for, shares of stock of any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;


               (6) The obligation, if any, of the corporation to retire or purchase shares of such series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligations;

               (7) Voting rights, if any, provided that the shares of all series with voting rights shall not have more than one vote per share;

               (8) limitations, if any, on the issuance of additional shares of such series or any shares of any other series of Preferred Stock; and

               (9) Such other preferences or restrictions or qualifications thereof as the Board of Directors may deem advisable and are not inconsistent with law and the provisions of these Articles.

               C. Statement of Limitations, Relative Rights and Powers in Respect of Shares of Common Stock.

               (1) After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of paragraph 5 above) shall have been met and after the corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of said paragraph B), then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

               (2) After distribution in full of the preferential amount (fixed in accordance with the provisions of said paragraph B) to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of this corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of this corporation, tangible and intangible, of whatever kind available for distribution to the stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.


               (3) Except as may otherwise be required by law or the provisions of these Articles, or by the Board of Directors pursuant to authority granted in these Articles, each holder of Common Stock shall have one vote in respect of each share of stock held by him in all matters voted upon by the stockholders.

              D.   Denial of Preemptive rights.

               No holder of shares of the Common Stock or of the Preferred Stock shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the corporation, or of securities convertible into stock of any class, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of dividend."

               The foregoing amendment will become effective when these articles of amendment are filed in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 24th day of January, in the year 1969.



         /s/ Emil B. Rechsteiner                           President
         -----------------------

         /s/ Paul P. Brountas                              Clerk
         -----------------------

                                THE COMMONWEALTH OF MASSACHUSETTS

                                      ARTICLES OF AMENDMENT

                               (General Laws, Chapter 156B, Section 72)

              I hereby approve the within articles of amendment and, the filing fee in the amount of $1,025.00 having been paid, said articles are deemed to have been filed with me this 24th day of January, 1969.

                                      /s/ John F.X. Davoren
                                      Secretary of the Commonwealth
                                      State House, Boston, Mass.


                          TO BE FILLED IN BY CORPORATION

                          PHOTO COPY OF AMENDMENT TO BE SENT

                       TO:  Paul P. Brountas, Esq.
                            c/o Hale and Dorr
                            60 State Street
                            Boston, Massachusetts  02109


                            Copy mailed 1-28-69

                        THE COMMONWEALTH OF MASSACHUSETTS


                          Secretary of the Commonwealth

                           State House, Boston, Mass.

                                   ARTICLES OF
                  MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
               Pursuant to General Laws, Chapter 156B, SECTION 82

         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the meeting of the board of directors at which the merger is voted. The fee for filing this certificate is prescribed by General laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

              We, Ray S. Stata and Paul P. Brountas, President and Clerk of Analog Devices, Inc. organized under the laws of Massachusetts and herein called the parent corporation, do hereby certify as follows:


              1. That the subsidiary corporation(s) to be merged into the parent corporations is as follows:

                                      State of           Date of
              Name                  Organization       Organization

         Resistor Products, Inc.    Massachusetts         12/4/72


              2. That the parent corporation owns at least ninety percent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

              3. That at a meeting of the directors of the parent corporation held on January 26, 1973, the following vote pursuant to subsection (a) of General Laws, Chapter 156B, Section 62, was duly adopted:

              VOTED: That Resistor Products, Inc., a wholly owned subsidiary of this corporation, be merged with and into this corporation and that following such merger, this corporation shall be the surviving corporation.

              FURTHER
              VOTED: That the effective date of such merger shall be February 5, 1973 and on that date all of the property, real, personal and mixed, and the rights, privileges and franchises of said Resistor Products, Inc., subject, however, to all of the liabilities and obligations (including taxes) of Resistor Products, Inc. and the rights of creditors and Resistor Products, Inc., for which this corporation shall be liable in the same manner and to the same extent as if it had itself incurred such liabilities and obligations.

              FURTHER
              VOTED: That the President and Clerk of this Corporation, and each of them acting singly, be and hereby is authorized to execute and deliver, in the name and on behalf of this corporation, any and all documents and instruments required, or incidental, to effectuate and implement the merger of Resistor Products, Inc. into this corporation in such form as the officer so acting may deem necessary and advisable.

              4. The effective date of the merger as specified in the vote set out under Paragraph 4 is February 5, 1973.

              IN WITNESS WHEREOF and the penalties of perjury we have hereto signed our names this 1st day of February, 1973.



                                       /s/ Ray Stata        President
                                       ---------------------
                                       Ray S. Stata



                                       /s/ Paul P. Brountas     Clerk
                                       ---------------------
                                       Paul P. Brountas

                          COMMONWEALTH OF MASSACHUSETTS
            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    (General Laws, Chapter 156B, Section 82)


              I hereby approve the within articles of merger of parent and subsidiary corporation and, the filing fee in the amount of $100.00 having been paid, said articles are deemed to have been filed with me this 5th day of February, 1973.



                                       /s/ John F.X. Davoren
                                       ---------------------------------

                                       Secretary of the Commonwealth
                                       State House, Boston, Mass.



                             Atty John E. Ryan
                             Hale and Dorr
                             28 State St.
                             Boston, Mass.  02109

                             February 14, 1973

                        THE COMMONWEALTH OF MASSACHUSETTS

                          Secretary of the Commonwealth
                            State House Boston, Mass.

                                   ARTICLES OF
                  MERGER OF PARENT AND SUBSIDIARY CORPORATIONS

               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82

              This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the meeting of the board of directors at which the merger is voted. The fee for filing this certificate is prescribed by General Laws Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

              We, Ray Stata and Paul P. Brountas President and Clerk of Analog Devices, Inc. organized under the laws of Massachusetts and herein called the parent corporation, do hereby certify as follows:

              1. That the subsidiary corporation to be merged into the parent corporations is as follows:

                                  State of            Date of
         Name                     Organization        Organization

         Nova Devices, Inc.       Delaware            9/17/69

              2. That the parent corporation owns at least ninety per cent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

              3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted.)

              4. That by unanimous written consent of the directors of the parent corporation executed on October 23, 1973, the following vote pursuant to subsection (a) of General Laws, Chapter 156B Section 82, was duly adopted:

              VOTED:    That Nova Devices, Inc., a wholly owned subsidiary
         of this corporation, be merged with and into this corporation and that following such merger, this corporation shall be the surviving corporation; and

              FURTHER
              VOTED: That the effective date of such merger shall be November 5, 1973 and on that date all of the property, real, personal and mixed, and the rights, privileges and franchises of Nova Devices, Inc. shall vest in and be held by this corporation, as the same were held and owned by Nova Devices, Inc., subject, however, to all of the liabilities and obligations (including taxes) of Nova Devices, Inc., for which this corporation shall be liable in the same manner and to the same extent as if it had itself incurred such liabilities and obligations; and

              FURTHER
              VOTED: That the President and Clerk of this corporation, and each of them acting singly, be and hereby is authorized to execute and deliver, in the name and on behalf of this corporation, any and all documents and instruments required, or incidental, to effectuate and implement the merger of Nova Devices, Inc. into this corporation in such form as the officer so acting may deem necessary and advisable.

              5. The effective date of the merger as specified in the vote set out under Paragraph 4 is November 5, 1973.

              IN WITNESS WHEREOF and the penalties of perjury we have hereto signed our names this 23rd day of October, 1973.



                                  /s/ Ray Stata                 President
                                  --------------------


                                  /s/ Paul P. Brountas          Clerk
                                  --------------------



                          COMMONWEALTH OF MASSACHUSETTS

                        ARTICLES OF MERGER OF PARENT AND
                             SUBSIDIARY CORPORATIONS

                    (General Laws, Chapter 156B, Section 82)

              I hereby approve the within articles of merger of parent and subsidiary corporations and the filing fee in the amount of $100.00 having been paid, said articles are deemed to have been filed with me this 2nd day of November, 1973.



                                  /s/ John F.X. Davoren
                                  Secretary of the Commonwealth
                                  State House, Boston, Mass.




                                  Atty John E. Ryan
                                  Hale and Dorr
                                  28 State Street
                                  Boston, Mass. 02109

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY

                               Secretary of State

                             FEDERAL IDENTIFICATION
                             NO.
                                ------------------

                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Ray Stata, President, and Paul P. Brountas, Clerk of

                              ANALOG DEVICES, INC.

located at Route 1 Industrial Park, Norwood, MA do hereby certify that the following amendment to the articles or organization of the corporation was duly adopted at a meeting held on March 13, 1979, by vote of 1,703,461 shares of Common Stock out of 2,373,186 shares outstanding, being at least a majority of each class outstanding and entitled to vote thereon.




FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

The total amount of              500,000 shares preferred)
capital stock already                     )with par value
authorized is                    3,000,000 shares common)

                                 ___________ shares preferred)

                                            )without par value
                                 __________  shares common)

The amount of       __________ shares preferred)
additional stock                      )with par value
authorized is            7,000,000 shares common )

                    __________ shares preferred)
                                       ) without par value
                    __________ shares common   )

      VOTED: To amend the Articles of Organization of the corporation, as amended, to increase the authorized Common Stock, $.16 2/3 par value per share, of the corporation from 3,000,000 shares to 10,000,000 shares, so that after the effective date of such amendment the total number of authorized shares of Common Stock, $.16 2/3 par value per share, of the corporation shall be 10,000,000 shares.


     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this thirteenth (13th) day of March, in the year 1979.



/s/ Ray Stata                 President
- -------------
/s/ Paul P. Brountas          Clerk
           --------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

          I hereby approve the within articles of amendment and, the filing fee in the amount of $3,500.00 having been paid, said articles are deemed to have been filed with me this 20th day of March, 1979.


          /s/ Michael Joseph Connolly

          MICHAEL JOSEPH CONNOLLY
          Secretary of State

          TO BE FILLED IN BY CORPORATION

          PHOTOCOPY OF AMENDMENT TO BE SENT

          TO:  Mark G. Borden
          Hale and Dorr
          60 State Street
          Boston, MA  02109
          Telephone:  742-9100

          Copy mailed March ___, 1981

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY

                          Secretary of the Commonwealth

                           STATE HOUSE, BOSTON, MASS.

                                            FEDERAL IDENTIFICATION
                                            NO.
                                            ------------------


                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK

                     General Laws, Chapter 156B, Section 26

     The filing fee to accompany this certificate is $50.00. Make check payable to the Commonwealth of Massachusetts.



                                ----------------



     We, Ray Stata, President and Paul P. Brountas, Clerk of

                              ANALOG DEVICES, INC.

located at Route 1 Industrial Park, Norwood, MA 02062 do hereby certify that at a meeting of the directors of the corporation held on September 11, 1980, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted.

                              ANALOG DEVICES, INC.

                           Votes of Board of Directors
                  Creating Series A Convertible Preferred Stock


VOTED: That pursuant to authority expressly vested in the Board of Directors of the Corporation by Article 4 of the Articles of Organization of the Corporation, as amended, the Board of Directors hereby authorizes the issuance of a series of Preferred Stock, $1.00 par value per share, of the Corporation, consisting of 10,000 shares and designated as "Series A Convertible Preferred Stock" of the Corporation; and

FURTHER
VOTED: That the relative rights, preferences, powers, qualifications, limitations and restrictions of the Series A Convertible Preferred Stock (hereinafter referred to as the "Series A Stock") authorized to be issued pursuant to the foregoing vote shall be as follows:

          1. Dividends. In each fiscal year of the Corporation holders of shares of Series A Stock shall be entitled to receive, before any cash dividends shall be declared and paid upon or set aside for the Common stock in such fiscal year, when and as declared by the Board of Directors of the Corporation, out of funds legally available for that purpose, dividends payable in cash in an amount per share for such fiscal year at least equal to the per share amount, if any, of any cash dividend for the Common Stock during such fiscal year. All dividends declared upon Series A Stock shall be declared pro rata per share.

          2. Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Stock then outstanding shall, unless they elect to convert their Series A Stock into Common Stock as set forth in
          Section 4(d) hereof, be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment shall be made to the holders of any stock ranking on liquidation junior to the Series A Stock (with respect to rights on liquidation, dissolution or winding up, the Series A

          Stock shall rank prior to the Common Stock) an amount equal to One Thousand Dollars ($1,000) per share. If upon any liquidation, dissolution or winding up of the Corporation the assets of the Corporation available for the distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Stock the full amounts to which they respectively shall be entitled, the holders of shares of Series A Stock and any class of stock ranking on liquidation on a parity with the Series A Stock shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. The merger or consolidation of the Corporation into or with another corporation, the merger or consolidation of any other corporation into or with the Corporation, or the sale, transfer, mortgage, pledge or lease of all or substantially all the assets of the Corporation shall not be deemed to be a liquidation, dissolution or winding up of the Corporation.

          3. Voting. The shares of Series A Stock shall have no voting rights or power and the holders of such shares shall not be entitled to vote such shares upon or in respect of any matter submitted to stockholders for vote or action, except (a) as otherwise required by law and (b) that the affirmative vote or consent of the holders of sixty-six and two-thirds percent (66-2/3%) of the shares of outstanding Series A Stock shall be required to authorize any issuance of Common Stock or securities convertible into shares of Common Stock by the Corporation in a transaction or series of related transactions designed to increase the Corporation's equity ownership in an entity (or the assets of an entity) in which the Corporation's initial investment was funded with the proceeds of the sale of shares of Series A Stock and such issuance increases the number of outstanding shares of Common Stock on a fully converted basis (treating as outstanding for this purpose all common stock equivalents determined in accordance with generally accepted accounting principles) by two percent (2%) or more. If any matter is to be submitted to the vote or consent of the holders of Series A Stock pursuant to the provisions of this Section 3, the Corporation shall provide such holders with not less than ten (10) days' prior written notice thereof and each share of Series A Stock shall be entitled to one vote (in person or by proxy) with respect to such matter, voting in the manner provided for in the By-laws of the Corporation.

          4.   Conversion.

               (a) Shares of Series A Stock may be converted, at the option of the holder thereof, in the manner hereinafter provided, into fully paid and non-assessable shares of Common Stock of the Corporation, at any time during the one-year period (the "Conversion Period") commencing (i) on the day ("Conversion Date") which is five
          (5) years from the date of issue of such shares of Series A Stock by the Corporation ("Issue Date") and ending (ii) on the day ("Expiration Date") which is six (6) years from the Issue Date of such shares of Series A Stock. If any holder of such shares does not elect to convert such shares at any time during the Conversion Period, such shares shall automatically, without any action on the part of the holder thereof, be converted into shares of Common Stock of the Corporation on the Expiration Date for such shares of Series A Stock. The Series A Stock shall be converted into Common Stock of the Corporation during the Conversion Period, whether such conversion is voluntary or involuntary, by the Corporation's issuance of that number of shares of Common Stock determined by multiplying the number of shares of Series A Stock then being converted by a fraction of which the numerator shall be $2,000 and the denominator shall be the greater of (x) the fair market value per share of Common Stock on the Conversion Date or
          (y) one and one-half (1-1/2) times the book value per share of Common Stock, as such book value per share is shown on the balance sheet of the Corporation as of the end of the fiscal quarter immediately preceding the Conversion Date. For the purpose hereof, "fair market value per share" shall mean the average closing price per share of the Common stock of the Corporation on the New York Stock Exchange Composite Tape for the sixty (60) day period ending ten (10) days prior to the Conversion Date; provided, however, that if the Common Stock of the Corporation is not then listed on the New York Stock Exchange such fair market value shall be the average of the mean between the closing bid and asked prices of the Common Stock of the Corporation for such 60-day period in the over-the-counter market or, if such shares are not then traded in the over-the-counter market or any other national securities exchange, such fair market value shall be determined by the Board of Directors of the Corporation.

               (b) In case of any consolidation of the corporation with, or merger of the Corporation into, another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation) or in case of any sale or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, which shall occur while any shares of Series A Stock are outstanding, each share of Series A Stock shall automatically, without any action on the part of the holder thereof, be converted into Common Stock, immediately prior to or contemporaneously with such consolidation, merger, sale or conveyance, and the holders of Series A Stock shall thereafter be entitled to receive, together with all other holders of Common Stock, the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance by the holders of Common Stock. The conversion of Series A Stock for purposes of this paragraph (b) shall be effected by the Corporation's issuance of that number of shares of Common Stock determined by multiplying the number of shares of Series A Stock then being converted by a fraction of which the numerator shall be the sum of $1,000 plus the product of (x) $16.66 2/3 multiplied by (y) the number of months (but not in excess of sixty (60) months in the aggregate) which elapse during the period commencing with the Issue Date and ending as of the end of the month immediately preceding the date of such consolidation, merger, sale or conveyance, and the denominator shall be the average closing price per share of the Common Stock of the Corporation on the New York Stock Exchange Composite Tape for the sixty (60) day period ending thirty
          (30) days prior to the date that the Corporation shall have first publicly announced the proposed consolidation, merger, sale or conveyance; provided, however, that if the Common Stock of the Corporation is not then listed on the New York Stock Exchange, such per share price shall be determined, on the basis of such 60-day period, as set forth in Section 4(a) hereof.

               (c) In case any person shall make a tender offer to purchase at least fifty-one percent (51%) of the then outstanding shares of Common Stock of the Corporation ("Tender Offer") at any time while Series A Stock is outstanding, each holder of shares of Series A Stock shall have the right, at his election, to convert such shares into Common Stock of the Corporation during the period commencing with the first public announcement of the Tender Offer ("Offer Date") and ending on the date of expiration of the Tender Offer. If any holder elects to so convert his Series A Stock pursuant to this paragraph (c), the conversion shall be effected by the Corporation's issuance of that number of shares of Common Stock determined by multiplying the number of shares of Series A Stock then being converted by a fraction of which the numerator shall be the sum of $1,000 plus the product of (x) $16.66 2/3 multiplied by (y) the number of months (but not in excess of sixty (60) months in the aggregate) which elapse during the period commencing with the Issue Date and ending as of the end of the month immediately preceding the Offer Date, and the denominator shall be the average closing price per share of the Common Stock of the Corporation on the new York Stock Exchange Composite Tape for the sixty (60) day period ending thirty
          (30) days prior to the Offer Date; provided, however, that if the Common Stock of the Corporation is not then listed on the New York Stock Exchange, such per share price shall be determined, on the basis of such 60-day period, as set forth in Section 4(a) hereof.

               (d) In case of any liquidation, dissolution or winding up of the Corporation ("liquidation"), whether voluntary or involuntary, in lieu of the right to receive the payments specified in Section 2 hereof, the holders of shares of Series A Stock then outstanding shall have the right to convert the Series A Stock into Common Stock, up to and until the close of business on the full business day next preceding the date fixed for the liquidation of the Corporation, the conversion thereof to be effected by the Corporation's issuance of that number of shares of Common Stock of the Corporation determined by multiplying the number of shares of Series A Stock then being converted by a fraction of which the numerator shall be the sum of $1,000 plus the product of (x) $16.66 2/3 multiplied by (y) the number of months (but not in excess of 60 months in the aggregate) which elapse during the period commencing with the Issue Date and ending as of the end of the month immediately preceding the date of such liquidation, and the denominator shall be the amount (or value if other than cash) per share of Common Stock to be distributed to the holders of Common Stock in liquidation of the Corporation.

               (e) The Corporation shall not issue fractions of shares of Common Stock upon conversion of Series A Stock or scrip in lieu thereof. If any fraction of a share of

          Common Stock would, except for the provisions of this paragraph (e), be issuable upon conversion of Series A Stock, the Corporation shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the current value of such fraction, calculated to the nearest one-thousandth (1/1000) of a share, to be computed (i) if the Common Stock is listed on any national securities exchange on the basis of the last sales price of the Common Stock on such exchange (or the quoted closing bid price if there shall have been no sales) on the Conversion Date (or Merger Date, Offer Date or date of liquidation, as the case may be), or (ii) if the Common Stock shall not be so listed, on the basis of the mean between the closing bid and asked prices for the Common Stock on the Conversion Date (or Merger Date, Offer Date or date of liquidation, as the case may be) as reported by NASDAQ, or its successor, and if there are no such closing bid and asked prices, on the basis of the fair market value per share as determined by the Board of Directors of the Corporation.

               (f) In order to exercise the conversion privilege, the holder of any Series A Stock to be converted shall surrender his or its certificate or certificates therefor to the principal office of the transfer agent for the Series A Stock (or if no transfer agent be at the time appointed, then to the Corporation at its principal office), and shall give written notice to the Corporation at such office that the holder elects to convert the Series A Stock represented by such certificates. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. As soon as practicable after receipt of such notice and the surrender of the certificate or certificates for Series A Stock as aforesaid, the Corporation shall cause to be issued and delivered at such office to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in paragraph (e) hereof in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

               (g) On the date that any conversion takes effect hereunder, all shares of Series A Stock then to be converted shall cease to have any rights with respect to such stock, and the sole rights of the holders of such stock shall be with respect to the Common Stock into which such shares have been so converted. Each holder of an outstanding certificate of Series A Stock which, prior to conversion represented shares of Series A Stock, shall be entitled to receive therefor, on and after the date that any such conversion takes effect, a certificate or certificates representing the number of shares of Common Stock into which such shares shall have been converted, upon surrender of such certificate or certificates to such agent or agents as may be appointed by the Corporation. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation, duly executed by the registered holder or by his attorney duly authorized in writing. All certificates evidencing shares of Series A Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the date such certificates are so required to be surrendered, be deemed to have been retired and cancelled and the shares of Series A Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the owner or owners thereof to surrender such certificates on or prior to said date.

               (h)  In case:

                    (i) of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

                    (ii) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

          then the Corporation shall cause to be filed at the office of the transfer agent of the Series A Stock and shall cause to be mailed to the holders of the Series A Stock, at their last addresses as they shall appear upon the record of such transfer agent at least twenty
          (20) days before the date specified herein below, a notice stating the date on which such consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

               (i) The Corporation shall use its best efforts, at all times when the Series A Stock shall be outstanding, to reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Stock. Before taking any action which would cause an adjustment reducing the conversion price below the then par value of the shares of Common Stock issuable upon conversion of the Series A Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted conversion price.

               (j) Upon any such conversion, no adjustment shall be made for accrued and unpaid dividends on the Series A Stock surrendered for conversion or on the Common Stock delivered.

               (k) All shares of Series A Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the holders thereof to receive Common Stock in exchange therefor. Any shares of Series A Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series Stock accordingly.

          5. Definitions. The term "Common Stock" shall be deemed to refer to the Common Stock, $.16 2/3 par value per share, authorized by the Articles of Organization of the Corporation, as amended and in effect on the date hereof, and to any additional share of stock of any class of the Corporation other than preferred stock with a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

FURTHER
VOTED: That the President or any Vice Present and the Clerk or an Assistant Clerk be and hereby are authorized to execute, on behalf of the Corporation and under its corporate seal, a certificate setting forth a copy of the foregoing votes, and to cause such certificate to be filed with Secretary of State of the Commonwealth of Massachusetts all in accordance with the provisions of the Business Corporation Law of the Commonwealth of Massachusetts.



IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 14th day of October in the year 1980.


/s/ Ray Stata                      President
- ------------------------------,

/s/ Paul P. Brountas                   Clerk
- ------------------------------,

                        THE COMMONWEALTH OF MASSACHUSETTS


                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING

                          A SERIES OF A CLASS OF STOCK

                    (General Laws, Chapter 156B, Section 26)

                I hereby approve the within certificate and, the

                       filing fee in the amount of $50.00

having been paid, said certificate is hereby filed this 16th of October, 1980.



                                      /s/ Michael Joseph Connolly
                                      MICHAEL JOSEPH CONNOLLY
                                      Secretary of the Commonwealth
                                      of Massachusetts

                                      State House, Boston, Mass.



                          TO BE FILED IN BY CORPORATION

                       PHOTOCOPY OF CERTIFICATE TO BE SENT


         TO:

                                      Paul Brountas
                                      Hale and Dorr
                                      60 State Street
                                      Boston, MA  02109

                                      Copy Mailed Oct. 20, 1980

                             ISSUE OF CAPITAL STOCK

                      GENERAL LAWS, CHAPTER 156, SECTION 16

            Filed in the office of the Secretary of the Commonwealth

                                 Kevin H. White

                                ----------------

         I hereby approve the within certificate, this 6th day of April,
         1965

                               /s/ Kevin H. White
                               Secretary of State





                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY

                               Secretary of State

                                                 FEDERAL IDENTIFICATION
                                                 NO.
                                                 ------------------

                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Ray Stata              , President and
    Paul P. Brountas       , Clerk of

                              Analog Devices, Inc.

located at Route 1 Industrial Park, Norwood, MA do hereby certify that the following amendment to the articles or organization of the corporation was duly adopted at a meeting held on March 10, 1981, by vote of 4,625,863 shares of Common Stock out of 6,850,507 shares outstanding, being at least a majority of each class outstanding and entitled to vote thereon.


                               See Vote on Page 3

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

                             (   500,000 shares preferred) with
                             (10,000,000 shares common   ) par

The total amount of capital   (                     ) value
stock already authorized is   (        shares preferred) without
                                ----------
                              (        shares common   ) par
                                ----------
                              (                  ) value







                              (        shares preferred) with
                                ----------
                              (20,000,000 shares common   ) par
The amount of additional      (                     ) value
  capital stock authorized is
                              (        shares preferred) without
                                ----------
                              (        shares common   ) par
                                ----------
                              (                  ) value


     VOTED: To amend the Articles of Organization of the corporation, as amended, to increase the authorized Common Stock, $.16 2/3 par value per share, of the corporation from 10,000,000 shares to 30,000,000 shares, so that after the effective date of such amendment the total number of authorized shares of Common Stock, $.16 2/3 par value per share, of the corporation shall be 30,000,000 shares.

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this tenth (10th) day of March, in the year 1981.

     /s/ Ray Stata                    President
     -------------------------

     /s/ Paul P. Brountas                Clerk
     --------------------------




                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

          I hereby approve the within articles of amendment and, the filing fee in the amount of $10,000.00 having been paid, said articles are deemed to have been filed with me this 16th day of March, 1981.


                                       /s/ Michael Joseph Connolly
                                       MICHAEL JOSEPH CONNOLLY
                                       Secretary of State



                         TO BE FILLED IN BY CORPORATION
                         PHOTOCOPY OF AMENDMENT TO BE SENT

                         TO:  Mark G. Borden
                              Hale and Dorr
                              60 State Street
                              Boston, MA  02109
                         Telephone:  742-9100

                                            Copy mailed March ___, 1981

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY

                             FEDERAL IDENTIFICATION

                                 No. 04-2348234

                          Secretary of the Commonwealth
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK

                     General Laws, Chapter 156B, Section 26


The Filing fee to accompany this certificate is $50. Make check payable to the Commonwealth of Massachusetts

                                  -------------

     We, Ray Stata, President and Paul P. Brountas, Clerk of Analog Devices, Inc. located at Route 1 Industrial Park, Norwood, Massachusetts do hereby certify that at a meeting of the directors of the corporation held on October 2, 1981, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

     WHEREAS, pursuant to authority expressly vested in the Board of Directors of the corporation by Article 4 of the Articles of Organization of the corporation, as amended, the Board of Directors, by votes adopted at a meeting of the Board of Directors held September 11, 1980, authorized the issuance of a series of Preferred Stock, $1.00 par value per share, of the corporation, consisting of 10,000 shares and designated as "Series A Convertible Preferred Stock" of the corporation; and

     WHEREAS, the Board of Directors of the corporation desires to increase the number of shares of Series A Convertible Preferred Stock by an additional 10,000 shares;

     NOW, THEREFORE, it is hereby unanimously

VOTED:    That the number of shares of Series A Convertible Preferred Stock established and authorized for issuance by action of the Board of Directors of the corporation on September 11, 1980 be and hereby is increased from 10,000 to 20,000 shares, and that the relative rights, preferences, powers, qualifications, limitations and restrictions of such additional 10,000 shares shall be the same as those established with respect to the original 10,000 shares by vote of the Board of Directors adopted September 11, 1980.


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 2nd day of November in the year 1981.


                                       /s/ Ray Stata,           President
                                       ---------------------
                                       /s/ Paul P. Brountas,    Clerk
                                       ---------------------

                        THE COMMONWEALTH OF MASSACHUSETTS

                  Certificate of Vote of Directors Establishing
                           A Series of Class of Stock

                    (General Laws, Chapter 156B, Section 26)



     I hereby approve the within certificate and, the filing fee in the amount of $75.00 having been paid, said certificate is hereby filed this 10th day of November, 1981.

                                      /s/ Michael Joseph Connolly

                                     Secretary of the Commonwealth
                                      State House, Boston, Mass.


                                     TO BE FILED IN BY CORPORATION

                                 PHOTO COPY OF CERTIFICATE TO BE SENT

                            TO:

                              Mark G. Borden, Esq.
                              Hale and Dorr
                              60 State Street
                              Boston, MA 02109

                                           Copy Mailed Nov 16, 1981

                        THE COMMONWEALTH OF MASSACHUSETTS

                                                 FEDERAL
                                                 IDENTIFICATION
                                                 NO.  04-2348234

                             MICHAEL JOSEPH CONNOLLY
                             Secretary of State

                             ONE ASHBURTON PLACE       FEDERAL
                             BOSTON, MASS.  02108      IDENTIFICATION
                                                       NO.  87-0366029

                             ARTICLES OF MERGER
                   PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 79

          The fee for filing this certificate is prescribed by General
                        Laws, Chapter 156B, Section 114.
            Make checks payable to the Commonwealth of Massachusetts.

                                     * * * *

          MERGER OF       M      Signal Processing Circuits, Inc., a
                                  Delaware Corporation, and

                          S      Analog Devices, Inc., a
                                  Massachusetts Corporation

                                  the constituent corporations


                          into   Analog Devices, Inc.

         one of the constituent corporations organized under the laws of Massachusetts as specified in the agreement referred to in Paragraph 1 below.

              The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

              1. An agreement of merger has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B, Section 79, and will be kept as provided by subsection (c) thereof. The surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

              2. The effective date of the merger determined pursuant to the agreement referred to in paragraph 1 shall be October 31, 1983.

              3.   (For a merger)

                   The following amendments to the articles of organization of the SURVIVING corporation have been affected pursuant to the agreement of merger referred to in paragraph 1:

                   NONE

              4. (This paragraph 4 may be deleted if the surviving corporation is organized under the laws of a state other than Massachusetts.)

         The following information shall not for any purpose be treated as a permanent part of the articles of organization of the surviving corporation:

              (a) The post office address of the initial principal office of the surviving corporation in Massachusetts is: Route 1 Industrial Park, Norwood, Massachusetts 02062

              (b) The name, residence and post office address of each of the initial directors and President, Treasurer and Clerk of the surviving corporation is as follows:


                                                           Post Office
                   Name            Residence                 Address

         President
         Ray Stata                 80 Sears Road                Same
                                   Brookline, MA  02146

         Treasurer
         James R.F. Kunkemueller   2 Raleigh Road               Same
                                   Dover, MA 02030

         Clerk
         Paul P. Brountas          22 Conant Rd.                Same
                                   Weston, MA 02193

         Directors   SEE ATTACHMENT 4(b)

              (c) The date initially adopted on which the fiscal year of the surviving corporation ends is: Saturday closest to last day of October

              (d) The date initially fixed in the by-laws for the Annual Meeting of stockholder of the surviving corporation is: 2nd Tuesday in March

                                 Attachment 4(b)

                                    Directors



         Name                  Residence           Post Office Address


         Ray Stata             80 Sears Road                     Same
                               Brookline, MA  02146

         Philip L. Lowe        330 Beacon Street                 Same
                               Boston, MA  02116

         Gordon C. McKeague    20332 Arcadia Drive               Same
                               Olympia Fields, IL 60461

         Matthew Lorber        180 Beacon Street                 Same
                               Boston, MA  02116

         Joel Moses            5 Bryant Road                     Same
                               Lexington, MA  02173

     FOR MASSACHUSETTS CORPORATIONS

     The undersigned President, Vice President and Clerk, Assistant Clerk of Analog Devices, Inc., a corporation organized under the laws of Massachusetts further state under the penalties of perjury that the agreement of merger referred to in paragraph 1 has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 79.

          /s/ Joseph M. Hinchey                   Vice President
          ------------------------------

          /s/ James R.F. Kunkemueller             Assistant Clerk
          ------------------------------

     FOR CORPORATIONS ORGANIZED OTHER THAN IN MASSACHUSETTS

     The undersigned President and Secretary/Treasurer of Signal Processing Circuits, Inc. a corporation organized under the laws of Delaware further state under the penalties of perjury that the agreement of consolidation merger referred to in paragraph 1, has been duly adopted by such corporation in the manner required by the laws of Delaware.


         /s/ John W. Hansen                      President
         -------------------------

         /s/                                     Secretary/Treasurer
         -------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS

                               ARTICLES OF MERGER
                    (General Laws, Chapter 156B, Section 79)


     I hereby approve the within articles of consolidation/merger and, the filing fee in the amount of $200,000 having been paid, said articles are deemed to have been filed with me this 31st day of October, 1983.


Effective Date


                                       /s/ MICHAEL JOSEPH CONNOLLY
                                       ------------------------------
                                       Secretary of State




                         TO BE FILLED IN BY CORPORATION
                        Photocopy of Articles of Merger To Be Sent

                        TO:  Philip J. Flink, Esq.
                             Hale and Dorr
                             60 State Street
                             Boston, Massachusetts 02109

                        Telephone:  742-9100

                                   Copy Mailed

                        THE COMMONWEALTH OF MASSACHUSETTS

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                      ONE ASHBURTON PLACE, BOSTON, MA 02105

                             FEDERAL IDENTIFICATION
                                 NO. 04-2348234

                   CERTIFICATE OF VOTE OF DIRECTORS INCREASING

                          A SERIES OF A CLASS OF STOCK

                     General Laws, Chapter 156B, Section 26

                                   ----------

     We, Ray Stata, President and Paul P. Brountas, Clerk of ANALOG DEVICES, INC. located at Route 1 Industrial Park, Norwood, Massachusetts 02142 do hereby certify that at a meeting of the directors of the corporation held on December 14, 1984 the following vote established and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

     WHEREAS, pursuant to authority expressly vested in the Board of Directors of the corporation by Article 4 of the Articles of Organization of the corporation, as amended, the Board of Directors, by votes adopted at a meeting of the Board of Directors held September 11, 1980, authorized the issuance of a series of Preferred Stock, $1.00 par value per share, of the corporation, consisting of 10,000 shares and designated as "Series A Convertible Preferred Stock" of the corporation; and

     WHEREAS, by votes adopted at a meeting of the Board of Directors held October 2, 1981, the number of shares of Series A Convertible Preferred Stock was increased by 10,000 shares to 20,000 shares; and

     WHEREAS, the Board of Directors of the corporation desires to further increase the number of shares of Series A Convertible Preferred Stock by an additional 10,000 shares;


     NOW, THEREFORE, it is hereby unanimously

VOTED:    That the number of shares of Series A Convertible Preferred Stock established and authorized for issuance by actions of the Board of Directors of the corporation on September 11, 1980 and October 2, 1981 be and hereby is increased from 20,000 to 30,000 shares, and that the relative rights, preferences, powers, qualifications,limitations and restrictions of such additional 10,000 shares shall be the same as those established with respect to the 20,000 shares by votes of the board of Directors adopted September 11, 1980 and October 2, 1981.


     IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 4th day of January in the year 1984.


                                       /s/ Ray Stata,           President
                                       ---------------------
                                       /s/ Paul P. Brountas,    Clerk
                                       ---------------------

                        THE COMMONWEALTH OF MASSACHUSETTS

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

                             MICHAEL JOSEPH CONNOLLY

                             Secretary
                                                 FEDERAL IDENTIFICATION
                                                 NO. 04-2348234

                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

We, Ray Stata, President and Paul P. Brountas, Clerk of Analog Devices, Inc.

located at Route 1 Industrial Park, Norwood, Massachusetts do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on March 13, 1984, by vote of

14,579,305 shares of Common Stock out of 18,875,482 shares outstanding, being at least a majority of each class outstanding and entitled to vote thereon.


                               See Vote on Page 2

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

                     NO PAR VALUE         WITH PAR VALUE     PAR
KIND OF STOCK      NUMBER OF SHARES      NUMBER OF SHARES   VALUE
- ----------------------------------------------------------------------

   COMMON                                  30,000,000       $ .16 2/3
- ----------------------------------------------------------------------

  PREFERRED                                   500,000       $1.00
- ----------------------------------------------------------------------


CHANGE the total to:


                    NO PAR VALUE         WITH PAR VALUE       PAR
KIND OF STOCK      NUMBER OF SHARES      NUMBER OF SHARES     VALUE
- ---------------------------------------------------------------------

   COMMON                                  100,000,000      $ .16 2/3
- ---------------------------------------------------------------------

  PREFERRED                                   500,000       $1.00
- ---------------------------------------------------------------------

     VOTED: To amend the Articles of Organization of the corporation, as amended, to increase the authorized Common Stock, $.16 2/3 par value per share, of the corporation from 30,000,000 shares to 100,000,000 shares, so that after the effective date of such amendment the total number of authorized shares of Common Stock, $.16 2/3 par value per share, of the corporation shall be 100,000,000 shares.

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 20th day of March, in the year 1984.

          /s/ Ray Stata                      President
          ------------------------

          /s/ Paul P. Brountas                   Clerk
          ------------------------



                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

          I hereby approve the within articles of amendment and, the filing fee in the amount of $35,000.00 having been paid, said articles are deemed to have been filed with me this 21st day of March, 1984.


                                       /s/ Michael Joseph Connolly
                                       MICHAEL JOSEPH CONNOLLY
                                       Secretary of State



                        TO BE FILLED IN BY CORPORATION
                        PHOTOCOPY OF AMENDMENT TO BE SENT

                        TO:  Mark G. Borden
                             Hale and Dorr
                             60 State Street
                             Boston, MA  02109
                        Telephone:  742-9100

                                   Copy mailed

                         TO BE FILED IN BY CORPORATION:

                              CHARTER TO BE SENT TO

                        Maloney, Williams, Boser & Doukas
                                80 Federal Street
                              Boston, Massachusetts

FILING FEE: 1/20 of 1% of the total amount of the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $75. General Laws, Chapter 156, Section 53.




                                                 FEDERAL IDENTIFICATION
                                                 NO. 04-2348234


                        THE COMMONWEALTH OF MASSACHUSETTS

                        OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

                        MICHAEL JOSEPH CONNOLLY, SECRETARY

                        ONE ASHBURTON PLACE, BOSTON, MASS. 02108


                        CERTIFICATE OF VOTE OF DIRECTORS INCREASING

                          A SERIES OF A CLASS OF STOCK

                        General Laws, Chapter 156B, Section 26


                                  ----------------

     We, Ray Stata, President, and Paul P. Brountas, Clerk of ANALOG DEVICES, INC. located at Route 1 Industrial Park, Norwood, Massachusetts 02062 do hereby certify that at a meeting of the directors of the corporation held on February 6, 1985, the following vote establishing the designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted.

     WHEREAS, pursuant to authority expressly vested in the Board of Directors of the corporation by Article FOURTH of the Articles of Organization of the corporation, as amended, the Board of Directors, by votes adopted at a meeting of the Board of Directors held September 11, 1980, authorized the issuance of a series of preferred stock, $1.00 par value per share, of the corporation, consisting of 10,000 shares and designated as "Series A Convertible Preferred Stock" of the corporation; and

     WHEREAS, the Board of Directors has previously increased the authorized number of shares of Series A Convertible Preferred Stock to 30,000 shares; and

     WHEREAS, the Board of Directors of the corporation desires to further increase the number of shares of Series A Convertible Preferred Stock by an additional 5,000 shares;

     NOW, THEREFORE, it is hereby unanimously

     VOTED: That the number of shares of Series A Convertible Preferred Stock established and authorized for issuance by actions of the Board of Directors of the corporation on September 11, 1980, October 2, 1981 and December 14, 1983, be and hereby is increased from 30,000 to 35,000 shares, and that the relative rights, preferences, powers, qualifications, limitations and restrictions on such additional 5,000 shares shall be the same as those established with respect to the previously-authorized 30,000 shares.

     IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 6th day of March in the year 1985.


/s/ RAY STATA                       President
- -------------------------,
Ray Stata


/s/ PAUL P. BROUNTAS                     Clerk
- -------------------------,
Paul P. Brountas

                        THE COMMONWEALTH OF MASSACHUSETTS


                   CERTIFICATE OF VOTE OF DIRECTORS INCREASING
                          A SERIES OF A CLASS OF STOCK

                    (General Laws, Chapter 156B, Section 26)


     I hereby approve the within certificate and, the filing fee in the amount of $75.00 having been paid, said certificate is hereby filed this 7th day of March, 1985.

                                  /s/ Michael Joseph Connolly
                                  ----------------------------------
                                  Michael Joseph Connolly
                                  Secretary of State



                          TO BE FILED IN BY CORPORATION

                       PHOTOCOPY OF CERTIFICATE TO BE SENT


                          TO: Mark G. Borden, Esq.
                              Hale and Dorr
                              60 State Street
                              Boston, MA 02109
                              742-9100

                          COMMONWEALTH OF MASSACHUSETTS

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE

                       MICHAEL JOSEPH CONNOLLY, Secretary

                    One Ashburton Place, Boston, Mass. 02108

                      FEDERAL IDENTIFICATION NO. 04-2348234

                              ARTICLES OF AMENDMENT

                     General Laws, Chapter 156B, Section 72



     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                   -----------

     We, Joseph M. Hinchey, Vice President, and Paul P. Brountas, Clerk of Analog Devices, Inc. located at One Technology Way, P.O. Box 9106, Norwood, MA 02062-9106 do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on March 10, 1987, by vote of 34,389,050 shares of Common Stock out of 44,000,130 shares outstanding (increase authorized), 34,037,403 shares of Common Stock out of 44,000,130 shares outstanding (director's liability), and 35,159,309 shares of Common Stock out of 44,000,130 shares outstanding (Indemnification) being at least a majority of each class outstanding and entitled to vote thereon: two-thirds of each class outstanding and entitled to vote thereon and of each class or series of stock whose rights are adversely affected thereby:

                     See Continuation Sheets A-1 through A-6

For amendments adopted pursuant to Chapter 156B, Section 70.

For amendments adopted pursuant to Chapter 156B, Section 71.

 TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:


 The total presently authorized is:
 ------------------------------------------------------------------
                   NO PAR VALUE        WITH PAR VALUE
    KIND OF          NUMBER OF            NUMBER OF            PAR
     STOCK            SHARES               SHARES             VALUE
 ------------------------------------------------------------------

    COMMON                            100,000,000          $.16 2/3
 ------------------------------------------------------------------

   PREFERRED                              500,000          $1.00
 ------------------------------------------------------------------





 CHANGE the total to:
 ------------------------------------------------------------------
                  NO PAR VALUE        WITH PAR VALUE
   KIND OF          NUMBER OF            NUMBER OF             PAR
    STOCK            SHARES               SHARES              VALUE
 ------------------------------------------------------------------

  COMMON                               150,000,000         $.16 2/3
 ------------------------------------------------------------------

 PREFERRED                                 500,000         $1.00
 ------------------------------------------------------------------

                               CONTINUATION SHEET


VOTED: That Article 3 of the Articles of Organization of the Corporation shall be amended by increasing the authorized shares of Common Stock, $.16 2/3 par value per share, of the Corporation from 100,000,000 shares to 150,000,000 shares, so that after the effective date of such amendment the total number of shares and the par value of each class of capital stock which the Corporation shall have the authority to issue shall be as follows:




        Class of Stock     Number of Shares     Par Value Per Share
        --------------     ----------------     -------------------

        Common Stock         150,000,000             $ .16 2/3
        Preferred Stock          500,000             $1.00


FURTHER
VOTED:    That Article 6 of the Articles of Organization of the Corporation
shall be amended by deleting in its entirety the current Article 6A, and by substituting new Article 6A therefor, to read as follows:

6A.  INDEMNIFICATION

     Section 1. Actions, Suits and Proceedings. Except as otherwise provided below, the Corporation shall, to the fullest extent authorized by Chapter 156B of the Massachusetts General Laws, as the same exists or may hereafter be amended (in the case of any such amendment, only to the extent that such amendment either (i) permits the Corporation to provide broader indemnification rights than such laws permitted prior to such amendment or (ii) prohibits or limits any of the indemnification rights previously set forth in such laws), indemnify each person who is, or shall have been, a director or officer of the Corporation or who is or was a director or employee of the Corporation and is serving, or shall have served, at the request of the Corporation, as a director or officer of another organization or in any capacity with respect to any employee benefit plan of the Corporation, against all liabilities and expenses (including judgments, fines, penalties, amounts paid or to be paid in settlement, and reasonable attorneys' fees) imposed upon or incurred by any such person (the "Indemnitee") in connection with, or arising out of, the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be a defendant or with which he may be threatened or otherwise involved, directly or indirectly, by reason of his being or having been such a director or officer or as a result of his serving or having served with respect to any such employee benefit plan; provided, however, that the Corporation shall provide no indemnification with respect to any matter as to which any such Indemnitee shall be finally adjudicated in such action, suit or proceeding not to have acted in good faith in the reasonable belief that his action was (i) in the best interests of the Corporation or (ii) to the extent such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.

     Section 2. Settlements. The right to indemnification conferred in this Article shall include the right to be paid by the Corporation for liabilities and expenses incurred in connection with the settlement or compromise of any such action, suit or proceeding, pursuant to a consent decree or otherwise, unless a determination is made, within 45 days after receipt by the Corporation of a written request by the Indemnitee for indemnification, that such settlement or compromise is not in the best interests of the Corporation or, to the extent such matter relates to service with respect to an employee benefit plan, that such settlement or compromise is not in the best interests of the participants or beneficiaries of such plan. Any such determination shall be made (i) by the Board of Directors of the corporation by a majority vote of a quorum consisting of disinterested directors, or (ii) if such quorum is not obtainable, by a majority of the disinterested directors of the Corporation then in office. Notwithstanding the foregoing, if there are less than two disinterested directors then in office, the Board of Directors shall promptly direct that independent legal counsel (who may be regular legal counsel to the Corporation) determine, based on facts known to such counsel at such time, whether such Indemnitee acted in good faith in the reasonable belief that his action was in the best interests of the Corporation or the participants or beneficiaries of any such employee benefit plan, as the case may be; and, in such event, indemnification shall be made to such Indemnitee unless, within 45 days after receipt by the Corporation of the request by such Indemnitee for indemnification, such independent legal counsel in a written opinion to the Corporation determines that such Indemnitee did not act in good faith in the reasonable belief that his action was in the best interests of the Corporation or the participants or beneficiaries of any such employee benefit plan, as the case may be.

     Section 3. Notification and Defense of Claim. As a condition precedent to his right to be indemnified, the Indemnitee must give to the Corporation notice in writing as soon as practicable of any action, suit or proceeding involving him for which indemnity will or could be sought. With respect to any action, suit or proceeding of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to such Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to such Indemnitee for any legal or other expenses subsequently incurred by such Indemnitee in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases, the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article. The Corporation shall not be entitled to assume the defense of any claim brought by or on behalf of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in (ii) above.

     Section 4. Advance of Expenses. Subject to Section 3 above, the right to indemnification conferred in this Article shall include the right to be paid by the Corporation for expenses (including reasonable attorneys' fees) incurred in defending a civil or criminal action, suit or proceeding in advance of its final disposition, subject to receipt of an undertaking by the Indemnitee to repay such payment if it is ultimately determined that the Indemnitee is not entitled to indemnification under this Article. Such undertaking may be accepted without reference to the financial ability of such Indemnitee to make such repayment. Notwithstanding the foregoing, no advance shall be made by the Corporation under this Section 4 if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum consisting of disinterested directors or, if such quorum is not obtainable, by a majority of the disinterested directors of the Corporation then in office or, if there are not at least two disinterested directors then in office, by independent legal counsel (who may be regular legal counsel to the Corporation) in a written opinion that, based on facts known to the Board or counsel at such time, such Indemnitee did not act in good faith in the reasonable belief that his action was in the best interests of the Corporation or the participants or beneficiaries of an employee benefit plan of the Corporation, as the case may be.

     Section 5. Partial Indemnity. If an Indemnitee is entitled under any provision of this Article to indemnification by the Corporation for some or a portion of the liabilities or expenses imposed upon or incurred by such indemnitee in the investigation, defense, appeal or settlement of any action, suit or proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such iabilities or expenses to which such Indemnitee is entitled.

     Section 6. Rights Not Exclusive. The right to indemnification and the payment of expenses incurred in defending any action, suit or proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Organization, By-Laws, agreement, vote of stockholders or directors or otherwise. Without limiting the generality of the foregoing, the Corporation, acting through its Board of Directors, may enter into agreements with any director, officer, employee or agent of the Corporation providing for indemnification rights equivalent to or greater than the indemnification rights set forth in this Article.

     Section 7. Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another organization or employee benefit plan against any expense or liability incurred by him in any such capacity, or arising out of the status as such, whether or not the Corporation would have the power to indemnify such person against such expense or liability under Chapter 156B of the Massachusetts General Laws.

     Section 8. Insurance Offset. The Corporation's obligation to provide indemnification under this Article shall be offset to the extent of any other source of indemnification or any otherwise applicable insurance coverage under a policy maintained by the Corporation or any other person.

     Section 9. Amendment. Without the consent of a person entitled to the indemnification and other rights provided in this rticle (unless otherwise required by Chapter 156B of the Massachusetts General Laws), no amendment modifying or terminating such rights shall adversely affect such person's rights under this Article with respect to the period prior to such Amendment.

     Section 10. Mergers, Etc. If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving corporation, or if substantially all of the assets of the Corporation are acquired by any other corporation, or in the event of any other similar reorganization involving the

Corporation, the Board of Directors of the Corporation or the board of directors of any corporation assuming the obligations of the Corporation shall assume the obligations of the Corporation under this Article, through the date of such merger, consolidation, sale or reorganization, with respect to each person who is entitled to indemnification rights under this Article as of such date.

     Section 11. Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any liabilities and expenses with respect to any action, suit or proceeding to the full extent permitted by any applicable portion of this Article that shall not have been invalidated and to the full extent permitted by applicable law.

     Section 12. Definitions. As used in this Article, the term "director", "officer" and "person" include their respective heirs, executors, administrators, and legal representatives, and an "interested" director is one against whom in such capacity the proceedings in question or another proceeding on the same or similar grounds is then pending.

FURTHER
VOTED:    That Article 6 of the Articles of Organization of the Corporation
shall be amended by adding new Article 6D, to read as follows:

     6D.  LIMITATION OF DIRECTOR LIABILITY

     To the fullest extent permitted by Chapter 156B of the Massachusetts General Laws, as it may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability.

     The foregoing amendment will become effective when these articles of Amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

     IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 27th day of March, in the year 1987


         /s/ Joseph M. Hinchey                   Vice President
         ---------------------
         /s/ Paul P. Brountas                    Clerk
         ---------------------

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State

                      Federal Identification No. 95-3562937
- --------                      ONE ASHBURTON PLACE
Examiner                      BOSTON, MASS. 02108

                                   ARTICLES OF
                  MERGER OF PARENT AND SUBSIDIARY CORPORATIONS

               Pursuant to General Laws, Chapter 156B, Section 82




     The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts

                                     * * * *

     We, Ray Stata and Paul P. Brountas, President and Clerk of Analog Devices, Inc. organized under the laws of the Commonwealth of Massachusetts and herein called the parent corporation, do hereby certify as follows:

          1. That the subsidiary corporation(s) to be merged into the parent corporations are/is as follows:





                                   State of           Date of
 Name                            Organization       Organization
 -----------                     -------------     -------------

 Precision Monolithics, Inc.       Delaware          12/15/80




          2. That the parent corporation owns at least ninety percent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

          3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 5 may be deleted.)

          4. That at a meeting of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B,
Section 82, was duly adopted:

VOTED:     That pursuant to Section 82 of Chapter 156B of the Massachusetts
General Laws and Section 253 of the Delaware General Corporation Law, the Corporation is hereby authorized to merge Precision Monolithics, Inc., a Delaware corporation, which is a wholly-owned subsidiary of the Corporation, into the Corporation on the terms and conditions set forth in the Agreement of Merger between the Corporation and Precision Monolithics, Inc. in substantially the form presented to the directors at this meeting, with such changes and additions as the President of the Corporation shall approve, the execution and delivery thereof by the President or any Vice President of the Corporation to be conclusive evidence of such approval (the "Agreement of Merger") it being the intention that said merger qualifies as a complete liquidation of a subsidiary under Sections 332 and 337 of the Internal Revenue Code of 1986, as amended;

FURTHER
VOTED:     That the President and any Vice President of the Corporation be,
and each of them acting singly hereby is, authorized and directed to execute and deliver the Agreement of Merger, to make and execute a Certificate of Ownership and Merger setting forth a copy of the votes with respect to the merger of Precision Monolithics, Inc. into the Corporation, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and a certified copy recorded in the office of the Recorder of Deeds of New Castle County, to make and execute Articles of Merger of Parent and Subsidiary Corporations with respect to the merger of Precision Monolithics, Inc. into the Corporation and to cause the same to be filed with the Secretary of State of the Commonwealth of Massachusetts and to take all such other actions and to execute all such other instruments and agreements which may be in any way necessary or proper to effect said merger; and

FURTHER
VOTED:    That the merger of Precision Monolithics, Inc. into the Corporation shall be effective at 5:00 p.m., California time, on November 3, 1990.

     5. The effective date of the merger as specified in the vote set out under Paragraph 4 is November 3, 1990.

     6. (This Paragraph 6 may be deleted if the parent corporation is organized under the laws of Massachusetts.)

     IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 31st day of October, 1990.



                                       /s/ Ray Stata             President
                                       --------------------
                                       Ray Stata



                                       /s/ Paul P. Brountas      Clerk
                                       --------------------
                                       Paul P. Brountas

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                    (General Laws, Chapter 156B, Section 72)

I hereby approve the within articles of amendment and, the filing fee in the amount of $25,075.00 having been paid, said articles are deemed to have been filed with me this 7th day of April, 1987.


                           /s/ Michael Joseph Connolly
                           ----------------------------
                           Michael Joseph Connolly
                           Secretary of State



                         TO BE FILLED IN BY CORPORATION

                        PHOTOCOPY OF AMENDMENT TO BE SENT

                    TO: John E. Osborn, Esq.
                        c/o Hale and Dorr
                        60 State Street
                        Boston, MA 02109
                        Telephone (617) 742-9100

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State


                             Federal Identification
- ---------                    ONE ASHBURTON PLACE
 Examiner             BOSTON, MASS. 02108     No. 95-3562;937

                                   ARTICLES OF
                  MERGER OF PARENT AND SUBSIDIARY CORPORATIONS

               Pursuant to General Laws, Chapter 156B, Section 82

The fee for filing this certificate is prescribed by General Laws, Chapter 156B,
Section 114. Make check payable to the Commonwealth of Massachusetts

                                      ****

We, Ray Stata and Paul P. Brountas, President and Clerk of Analog Devices, Inc. organized under the laws of the Commonwealth of Massachusetts and herein called the parent corporation, do hereby certify as follows:

     1. That the subsidiary corporation(s) to be merged into the parent corporations are/is as follows:

                                    State of                   Date of
          Name                     Organization             Organization
          ----                     ------------             ------------

   Precision Monolithics, Inc.       Delaware                 12/15/80



     2. That the parent corporation owns at least ninety percent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

     3. That in the case of each of the above-named corporations the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 5 may be deleted.)

     4. That at a meeting of the directors of the parent corporation the following vote, pursuant to subsection (a) of General Laws, Chapter 156B,
Section 82, was duly adopted:

VOTED: That pursuant to Section 82 of Chapter 156B of the Massachusetts General Laws and Section 253 of the Delaware General Corporation Law, the Corporation is hereby authorized to merge Precision Monolithics, Inc., a Delaware corporation, which is a wholly-owned subsidiary of the Corporation, into the Corporation on the terms and conditions set forth in the Agreement of Merger between the Corporation and Precision Monolithics, Inc. in substantially the form presented to the directors at this meeting, with such changes and additions as the President of the Corporation shall approve, the execution and delivery thereof by the President or any Vice President of the Corporation to be conclusive evidence of such approval (the "Agreement of Merger") it being the intention that said merger qualifies as a complete liquidation of a subsidiary under Sections 332 and 337 of the Internal Revenue Code of 1986, as amended;

FURTHER
VOTED: That the President and any Vice President of the Corporation be, and each of them acting singly hereby is, authorized and directed to execute and deliver the Agreement of Merger, to make and execute a Certificate of Ownership and Merger setting forth a copy of the votes with respect to the merger of Precision Monolithics, Inc. into the Corporation, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State and a certified copy recorded in the office of the Recorder of Deeds of New Castle County, to make and execute Articles of Merger of Parent and Subsidiary Corporations with respect to the merger of Precision Monolithics, Inc. into the Corporation and to cause the same to be filed with the Secretary of State of the Commonwealth of Massachusetts and to take all such other actions and to execute all such other instruments and agreements which may be in any way necessary or proper to effect said merger; and

FURTHER
VOTED: That the merger of Precision Monolithics, Inc. into the Corporation shall be effective at 5:00 p.m., California time, on November 3, 1990.

     5. The effective date of the merger as specified in the vote set out under Paragraph 4 is November 3, 1990.

     6. (This Paragraph 6 may be deleted if the parent corporation is organized under the laws of Massachusetts.)

     IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 31 st day of October, 1990.



                   /s/Ray Stata              President
                   -----------------
                   Ray Stata


                  /s/Paul P. Brountas        Clerk

                          COMMONWEALTH OF MASSACHUSETTS

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS

                    (General Laws, Chapter 156B, Section 82)

     I hereby approve the within articles of merger of parent and subsidiary corporations and, the filing fee in the amount of $250.00 having been paid, said Articles are deemed to have been filed with me this 2nd day of November, 1990.



                                            /s/ Michael Joseph Connolly
                                            Secretary of State




                         TO BE FILLED IN BY CORPORATION
                         Photo Copy of Merger To Be Sent


                   TO:  Paul P. Brountas, Esq.
                        Hale and Dorr
                        60 State Street
                        Boston, MA  02109
                        (617) 742-9100

                        THE COMMONWEALTH OF MASSACHUSETTS

- -----------      OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
Examiner               MICHAEL J. CONNOLLY, Secretary
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                            ARTICLES OF AMENDMENT       FEDERAL
                         GENERAL LAWS, CHAPTER 156B,    IDENTIFICATION
                                  SECTION 72            NO. 04-2348234



                We, Jerald G. Fishman, President and Paul P. Brountas, Clerk of
            Analog Devices, Inc. located at One Technology Way, P.O. Box 9106
            Norwood, MA 02062-9106 do hereby certify that these ARTICLES OF
            AMENDMENT affecting Articles NUMBERED: 3 of the Articles of
- ----------- Organization were duly adopted at a Name meeting held on March 14,
Name        1995, by vote of 57,071,806 shares Approved of Common Stock out of
Approved    75,434,102 shares outstanding, being at least a majority of each type, class or series outstanding and entitled to vote thereon:(1)

                To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

                The total presently authorized is:




 WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
 -----------------------------------------------------------------
           NUMBER OF                      NUMBER OF
 TYPE       SHARES          TYPE           SHARES      PAR VALUE
 -----------------------------------------------------------------
 COMMON:                   COMMON:       150,000,000    $.16 2/3
 -----------------------------------------------------------------

 PREFERRED:                PREFERRED         500,000    $1.00

 -----------------------------------------------------------------

      CHANGE the total authorized to:

      ----------------------
      (1)    For amendments adopted pursuant to Chapter 156B,
 Section 70.

WITHOUT PAR VALUE STOCKS               WITH PAR VALUE STOCKS
- ------------------------------------------------------------------
        NUMBER OF                      NUMBER OF
 TYPE   SHARES           TYPE          SHARES       PAR VALUE
- ------------------------------------------------------------------
COMMON:                  COMMON:       300,000,000    $.16 2/3

- ------------------------------------------------------------------

PREFERRED:               PREFERRED       500,000      $1.00
- ------------------------------------------------------------------


     VOTED:    To amend the Articles of Organization of the Corporation, as amended, to increase the authorized Common Stock, $.16 2/3 par value per share, of the Corporation from 150,000,000 shares to 300,000,000 shares, so that after the effective date of such amendment the total authorized capital stock of the Corporation shall consist of 300,000,000 shares of Common Stock, $.16 2/3 par value per share, and 500,000 shares of Preferred Stock, $1.00 par value per share.


     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. LATER EFFECTIVE DATE:
                ------------------

     IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 28th day of April, in the year 1995.


      /s/ Jerald G. Fishman
     ----------------------------------------              President
      /s/ Paul P. Brountas
     ----------------------------------------              Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT

                     GENERAL LAWS, CHAPTER 156B, SECTION 72

- --------------------------------------------------------------------------------

     I hereby approve the within articles of amendment and, the filing fee in the amount of $15,000 having been paid, said articles are deemed to have been filed with me this 2nd day May of 1995.



                                          MICHAEL J. CONNOLLY
                                          Secretary of State





                         TO BE FILLED IN BY CORPORATION

                         PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT


                       TO:  Jay E. Bothwick, Esq.
                            Hale and Dorr
                            60 State Street
                            Boston, MA  02109
                            (617) 526-6000

                        THE COMMONWEALTH OF MASSACHUSETTS


                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


================================================================================


I hereby approve the within Articles of Amendment and, the filing fee in the amount of $150,000 having been paid, said articles are deemed to have been filed with me this 2nd day of April, 1996.


                    Effective date:  ____________________________





                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth




                         TO BE FILLED IN BY CORPORATION
                         Photocopy of document to be sent to:



                              Ms. Katherine Fogarty
                                  Hale and Dorr
                                  60 State Street
                                  Boston, MA 02109

                                                          FEDERAL IDENTIFICATION
                                                          NO.   04-2348234
                                                             ----------------


                       THE COMMONWEALTH OF MASSACHUSETTS
                             WILLIAM FRANCIS GALVIN
                         SECRETARY OF THE COMMONWEALTH
             ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108-1512


                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)


We,     Jerald G. Fishman                                       ,  President
   ------------------------------------------------------------
and     Paul P. Brountas                                        ,  Clerk
   ------------------------------------------------------------

of      Analoy Devices, Inc.                                                ,
  -------------------------------------------------------------------------
                           (Exact name of corporation)

located at One Technology Way, P.O. Box 9106, Norwood, MA 02062-9106
           ----------------------------------------------------------------,
                (Street address of corporation in Massachusetts)


certify that these Articles of Amendment affecting articles numbered:    3


- --------------------------------------------------------------------------------
            (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on MARCH 12, 1996, by vote of:

100,526,641  shares of     Common Stock   of  114,754,541  shares outstanding,
- ------------           ------------------    -------------
                         (type, class & series, if any)

    0        shares of  Preferred Stock   of     0      shares outstanding, and
- ------------           ------------------    ----------
                         (type, class & series, if any)

             shares of                    of            shares outstanding,
- ------------           ------------------    ----------
                         (type, class & series, if any)

being at least a majority of each type, class or series outstanding and entitled to vote thereon:

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total PRESENTLY authorized is:

- --------------------------------------------------------------------------------
       WITHOUT PAR VALUE STOCKS                 WITH PAR VALUE STOCKS
- ------------------------------------    ---------------------------------------
   TYPE        NUMBER OF SHARES           TYPE     NUMBER OF SHARES   PAR VALUE
- ------------------------------------    ----------------------------------------
  Common:                                Common:     300,000,000       $.16 2/3
- ------------------------------------    ----------------------------------------
 Preferred:                              Preferred:      500,000       $1.00
- ------------------------------------    ----------------------------------------


Change the total authorized to:

- --------------------------------------------------------------------------------
       WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
- ------------------------------------    ---------------------------------------
   TYPE        NUMBER OF SHARES            TYPE    NUMBER OF SHARES   PAR VALUE
- ------------------------------------    ---------------------------------------
 Common:                                 Common:    450,000,000        $.16 2/3
- ------------------------------------    ---------------------------------------
 Preferred:                              Preferred:     500,000        $1.00
- ------------------------------------    ---------------------------------------


     VOTED: To amend the Articles of Organization of the Corporation, as amended, to increase the authorized Common Stock, $.16 2/3 par value per share, of the Corporation from 300,000,000 shares to 450,000,000 shares, so that after the effective date of such amendment the total authorized capital stock of the Corporation shall consist of 450,000,000 shares of Common Stock, $.16 2/3 par value per share, and 500,000 shares of Preferred Shock, $1.00 par value per share.

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


Later effective date: ________________________.


SIGNED UNDER THE PENALTIES OF PERJURY, this 2nd day of April, 1996,
                                            ---        ------ -----

/s/ Jerald G. Fishman              ,       President
- ----------------------------------
Jerald G. Fishman


/s/ Paul P. Brountas                ,      Clerk
- ----------------------------------
Paul P. Brountas

                       THE COMMONWEALTH OF MASSACHUSETTS


                             ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)


          ==============================================================


          I hereby approve the within Articles of Amendment and, the filing fee in the amount of $150,000 having been paid, said articles are deemed to have been filed with me this 2nd day of April
          1996.


          Effective date: ____________________________________



                          /s/ William Francis Galvin


                             William Francis Galvin
                         Secretary of the Commonwealth



                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:



                             Ms. Katherine Fogarty
                             Hale and Dorr
                             60 State Street
                             Boston, MA 02109